Inventories, Net	6 Months Ended
Jun. 30, 2025
Inventories, Net [Abstract]
Inventories, Net

NOTE 4 — INVENTORIES, NET

Inventories consist of the following:

	As of
	June 30,	December 31,
	2025	2024
Raw materials	$3,325,098	$452,952
Working in process	133,276	137,682
Finished goods	119,551	837,082
Total	$3,577,925	$1,427,716

As of June 30, 2025 inventories, net were approximately $3.58 million, an increase of 150.6% from the balance of $1.43 million as of December 31, 2024. Compared with 2024, the raw materials inventory increased in 2025 significantly due to the raw materials had not yet been manufactured into finished products during the mid-year period.

The Company has inventory falling price reserve policy. According to it, the inventory falling price will be accrued by 10% for the inventory more than one year. In 2023, the Company’s inventory underwent an impairment of approximately $ 0.03 million.

Inventories, net consist of the following:

	As of
	June 30,	December 31,
	2025	2024
Gross inventories	$3,612,228	$1,467,724
Less: allowance for impairment	(34,303)	(40,008)
Inventories, net	$3,577,925	$1,427,716

Allowance for impairment movement:

	As of
	June 30,	December 31,
	2025	2024
Beginning balance	$40,008	$218,068
(Reversal) /additions	(6,381)	(174,061)
Exchange rate effect	676	(3,999)
Ending balance	$34,303	$40,008